SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ______________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ______________________________


         Date of Report (Date of earliest event reported): July 2, 2003


                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                       1-15345                  25-1391475
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           2441 Viscount Row                                         32809
           Orlando, Florida                                        (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500


         (Former name or former address, if changed since last report.)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS

          Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit 99.1 Financial Results Press Release issued by the Company on July 2, 2003 (Filed herewith.)

ITEM 9. REGULATION FD DISCLOSURE (Furnishing information under "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.")

          On July 2, 2003, the Company issued a press release disclosing its financial results for its fiscal year ended March 31, 2003, its plan to amend its Forms 10-Q's for the quarters ended June 30, September 30 and December 31, 2002, and its guidance for its fiscal year to end March 31, 2004. A copy of the press release is attached as Exhibit
          99.1 to this report and is incorporated into this Item by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 GALAXY NUTRITIONAL FOODS, INC.

July 8, 2003                     By: /s/ Christopher J. New
                                     -----------------------------------------
                                     Christopher J. New, Chief Executive Officer